UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number                811- 7502

Dreyfus International Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	5/31
Date of reporting period:	5/31/2010

The following N-CSR relates only to the Registrant's series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR Form will be filed for the remaining series as appropriate.

Dreyfus Emerging Markets Fund

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Emerging Markets Fund

ANNUAL REPORT May 31, 2010

BNY MELLON
ASSET MANAGEMENT

Dreyfus

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
21	Financial Highlights
25	Notes to Financial Statements
36	Report of Independent Registered Public Accounting Firm
37	Important Tax Information
38	Information About the Review and Approval of the Fund’s Management Agreement
42	Board Members Information
44	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Emerging Markets Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Emerging Markets Fund, covering the 12-month period from June 1, 2009, through May 31, 2010.

Psychology historically has played an important role in how investors—especially individual investors—perceive the financial markets and make asset allocation decisions. Unlike the purely rational investor who, in an ideal world, would seek investments that potentially can deliver the best risk/return characteristics, the everyday investor typically has been influenced by emotions. Currently, investors’ emotions appear to be deeply divided, with a large number still seeking low risk investments (such as cash instruments), and others favoring higher risk investments (such as smaller-cap and emerging market stocks). Meanwhile, investment classes in the middle of the risk spectrum seemingly have been largely avoided.

It is important to note that investor sentiment often lags the economic cycle.That’s why we continue to stress the importance of a long-term, well balanced asset allocation strategy that can help cushion the volatility produced by the emotional swings of the financial markets. If you have not revisited your investment portfolio recently, we urge you to speak with your financial advisor about taking advantage of long-term market fundamentals rather than remaining susceptible to the effects of emotional reactions to short-term developments.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2009, through May 31, 2010, as provided by D. Kirk Henry, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended May 31, 2010, Dreyfus Emerging Markets Fund’s Class A shares produced a total return of 20.14%, Class B shares returned 18.91%, Class C shares returned 19.25% and Class I shares returned 20.30%.1This compares with a 21.45% total return produced by the Morgan Stanley Capital International Emerging Markets Index (MSCI EM Index), the fund’s benchmark, for the same period.2

After a sustained rally over much of the reporting period, emerging equity markets later encountered heightened volatility when investors grew concerned regarding threats to global economic growth. The fund produced lower returns than its benchmark, mainly due to a relatively defensive investment posture in China and a handful of disappointments in India.

The Fund’s Investment Approach

The fund seeks long-term capital growth. In seeking to do so, the fund invests at least 80% of its assets in the stocks of companies organized, or with a majority of assets or business, in emerging market countries generally represented in the MSCI EM Index. Normally, the fund will not invest more than 25% of its total assets in any single emerging market country. We identify potential investments through quantitative and fundamental research, using a value-oriented, research-driven approach that emphasizes individual stock selection over economic and industry trends.We assess how a stock is valued relative to its intrinsic worth, the company’s efficiency and profitability, and the presence of a catalyst that could trigger an increase in the stock’s price in the near- or mid-term.

Economic Concerns Intensified After Sustained Rally

The reporting period began in the midst of a global economic recovery and stock-market rally that was especially robust in the emerging mar-kets.As the world recovered from the Great Recession, investors sought beaten-down opportunities in the riskier segments of the global stock

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

market, including the emerging markets. In addition, the emerging markets generally led the economic recovery as government stimulus programs in China and other developing nations supported demand for industrial commodities. Relatively low debt burdens in the emerging markets and negligible global inflationary pressures helped keep interest rates low, encouraging consumption by a growing middle class.

However, in 2010, several developments appeared to threaten the economic rebound.First,robust economic growth in China sparked regional inflation fears, and investors grew worried that remedial measures might dampen regional growth. Moreover, stubbornly high unemployment and ongoing troubles in housing markets produced economic headwinds in the United States. Finally, Europe, a key market for many developing nations, was roiled by a sovereign debt crisis. Consequently, emerging market stocks gave back some of their previous gains.

Technology Companies Supported Fund Performance

Although the fund participated in the emerging markets’ strength to a significant degree, its relative performance was dampened by our shift to a more defensive position in China, where we worried that banks might suffer from potentially stricter lending standards and other inflation-fighting measures. In India, telecommunications company Bharti Airtel was undermined by pricing pressures, and India Cement Co. saw earnings erode as input prices rose.The fund also did not participate in the relative strength of other Indian commodity producers.

The fund achieved better relative results in Taiwan, where information technology companies benefited from rising consumer and business demand. For example, contract manufacturer Compal Electronics and electronic components maker Yageo encountered robust demand for laptop computers and mobile phones.The fund scored successes with banks inThailand, which prospered despite local political unrest. South Korean technology giant Samsung Electronics also fared well during the reporting period. In Brazil, hospitals operator Medial Saúde received an acquisition offer, boosting its stock price, and Brazilian footwear manufacturer Grendene gained value after posting stronger financial results.

In addition to strong relative performance among technology companies, the fund produced attractive results in the financials sector, where speculation that South African bank Nedbank Group would be acquired by UK-based Old Mutual drove the stock price higher.

After Pullback, a More Opportunistic Posture

We remain optimistic regarding the long-term prospects of the emerging markets, and we have regarded recent market declines as opportunities to invest in fundamentally strong companies at more attractive valuations. For example, we recently increased the fund’s holdings in China, and we marginally increased exposure to South Korea when markets reacted negatively to tensions with North Korea. Although potential economic and geopolitical headwinds could weigh on global markets, we have continued to identify individual companies with good growth prospects and attractive valuations. Indeed, we believe that individual stock selection is likely to become a more critical determinant of performance, creating an environment to which our investment approach may be particularly well suited.

June 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.
1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Emerging Markets (MSCI
EM) Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America and the Pacific Basin.
Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Dreyfus Emerging Markets Fund on
5/31/00 to a $10,000 investment made in the Morgan Stanley Capital International Emerging Markets Index (the
“Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Performance for Class B, Class C and Class I shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.The Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America and the Pacific Basin.The Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.The Index includes gross dividends reinvested.These factors can contribute to the Index potentially outperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/10

	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	6/28/96	13.22%	10.66%	11.90%
without sales charge	6/28/96	20.14%	11.97%	12.57%
Class B shares
with applicable redemption charge †	11/15/02	14.91%	10.90%	12.27%††††,†††
without redemption	11/15/02	18.91%	11.05%	12.27%††††,†††
Class C shares
with applicable redemption charge ††	11/15/02	18.25%	11.14%	11.95%††††
without redemption	11/15/02	19.25%	11.14%	11.95%††††
Class I shares	11/15/02	20.30%	12.23%	12.80%††††
Morgan Stanley Capital
International Emerging
Markets Index		21.45%	13.77%	10.69%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
††††	The total return performance figures presented for Class B, Class C and Class I shares of the fund represent the performance of the fund’s Class A shares for periods prior to November 15, 2002 (the inception date for Class B,
Class C and Class I shares), adjusted to reflect the applicable sales load for each share class.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Markets Fund from December 1, 2009 to May 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2010
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 9.29	$ 14.72	$ 12.83	$ 8.12
Ending value (after expenses)	$960.30	$955.40	$956.90	$962.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2010
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 9.55	$ 15.13	$ 13.19	$ 8.35
Ending value (after expenses)	$1,015.46	$1,009.87	$1,011.82	$1,016.65

† Expenses are equal to the fund’s annualized expense ratio of 1.90% for Class A, 3.02% for Class B, 2.63% for Class C and 1.66% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
May 31, 2010

Common Stocks—92.5%	Shares	Value ($)
Brazil—10.6%
Banco Santander Brasil, ADR	963,730	10,042,067
Centrais Eletricas Brasileiras	141,462	1,766,082
Cia de Saneamento Basico do Estado de Sao Paulo	130,630	2,520,534
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	610	23,070
Cia de Saneamento de Minas Gerais—Copasa	431,100	5,726,614
Cielo	407,500	3,459,005
Empresa Brasileira de Aeronautica, ADR	271,550	5,914,359
Grendene	764,220	3,117,117
Itau Unibanco Holding, ADR	513,436	9,452,357
Itau Unibanco Holding, ADS	127,730 [a,b,c]	2,351,509
JBS	1,269,700	5,073,901
Petroleo Brasileiro, ADR	128,950	4,593,199
Porto Seguro	542,800	5,624,715
Redecard	352,800	5,347,664
Tele Norte Leste Participacoes, ADR	353,650	5,463,893
Tractebel Energia	158,730	1,805,808
Vale, ADR	634,760	17,259,124
		89,541,018
China—12.1%
Asia Cement China Holdings	7,710,000	3,524,572
Beijing Capital International Airport, Cl. H	5,812,000	3,171,878
Bosideng International Holdings	3,960,000	930,568
China Communications Services, Cl. H	7,772,000	3,413,193
China Construction Bank, Cl. H	14,003,130	11,328,375
China Petroleum & Chemical, ADR	46,550	3,661,623
China Petroleum & Chemical, Cl. H	2,406,000	1,912,442
China Railway Construction, Cl. H	8,157,000	9,709,841
Fuqi International	236,930 [a]	2,191,603
Harbin Power Equipment, Cl. H	4,810,000	3,551,525
Huaneng Power International, ADR	67,790	1,487,991
Huaneng Power International, Cl. H	6,013,600	3,320,511
Industrial & Commercial Bank of China, Cl. H	10,171,000	7,536,009
Lumena Resources	12,008,000	3,114,755
Maanshan Iron and Steel, Cl. H	10,760,000	5,236,648

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
China (continued)
PetroChina, ADR	37,190	3,990,487
PetroChina, Cl. H	11,476,000	12,570,180
Renhe Commercial Holdings	23,008,000	5,052,158
Sinotrans, Cl. H	20,252,500	4,525,118
Soho China	7,400,500	3,905,754
Sohu.com	54,730 [a]	2,419,066
TPV Technology	2,785,630	1,709,831
Weiqiao Textile, Cl. H	7,163,100	4,497,921
		102,762,049
Hong Kong—6.0%
BYD Electronic International	566,500	355,722
China Mobile	1,422,000	13,457,644
China Mobile, ADR	136,260	6,345,628
China Power International Development	21,418,872	4,538,188
China Unicom Hong Kong	1,577,198	1,932,130
Cosco Pacific	4,740,062	5,800,680
Denway Motors	18,339,300	7,770,082
Global Bio-Chem Technology Group	17,498,700 [a]	3,437,947
NWS Holdings	3,590,348	6,334,688
Tianjin Development Holdings	1,900,000	1,073,515
		51,046,224
Hungary—.3%
MOL Hungarian Oil and Gas	32,200 [a]	2,635,958
India—8.7%
Bank of India	1,063,253	7,555,088
Bharat Petroleum	88,257	1,069,678
Bharti Airtel	2,102,966	11,929,437
Glenmark Pharmaceuticals	775,730	4,446,153
Hindustan Petroleum	451,791	3,510,338
India Cements	3,135,615	7,296,927
Indian Bank	680,865	3,258,500
Jet Airways India	128,862 [a]	1,428,816
Mahanagar Telephone Nigam	2,365,220	2,832,446
NMDC	587,490	3,562,715
Reliance Industries	468,080	10,486,012

Common Stocks (continued)	Shares	Value ($)
India (continued)
Rolta India	1,347,850	4,654,729
State Bank of India	101,360	4,929,351
State Bank of India, GDR	67,010 [b]	6,359,250
		73,319,440
Indonesia—1.4%
Indosat	5,456,500	3,034,499
International Nickel Indonesia	6,863,000	2,927,364
Medco Energi Internasional	9,885,500	3,042,349
Telekomunikasi Indonesia	3,856,500	3,227,458
		12,231,670
Israel—.7%
Bank Hapoalim	110,460 [a]	418,268
Makhteshim-Agan Industries	976,210	3,399,268
Teva Pharmaceutical Industries, ADR	45,230	2,479,509
		6,297,045
Malaysia—3.2%
Gamuda	5,493,000	4,916,368
Genting Malaysia	10,497,480	8,854,064
Malayan Banking	5,353,730	11,922,445
Tenaga Nasional	601,350	1,523,444
		27,216,321
Mexico—2.9%
America Movil, ADR, Ser. L	116,340	5,507,536
Consorcio ARA	3,791,400	2,376,410
Desarrolladora Homex, ADR	187,920 [a]	4,953,571
Embotelladoras Arca	1,554,400	5,322,464
Grupo Continental	1,731,550	4,480,619
Grupo Simec, Ser. B	71,100 [a]	173,307
Industrias CH, Ser. B	372,400 [a]	1,282,637
		24,096,544
Philippines—.3%
Bank of the Philippine Islands	2,010,557	1,936,366
Union Bank of the Philippines	1,049,806	931,545
		2,867,911

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Poland—1.2%
Asseco Poland	263,924	4,593,639
Bank Pekao	22,350	1,131,407
Powszechny Zaklad Ubezpieczen	9,700	1,020,893
Telekomunikacja Polska	795,500	3,716,128
		10,462,067
Russia—4.1%
Gazprom, ADR	1,081,465	22,332,252
LUKOIL, ADR	196,005	9,486,642
MMC Norilsk Nickel, ADR	198,421	3,254,104
		35,072,998
South Africa—8.8%
Anglo Platinum	26,300 [a]	2,660,925
AngloGold Ashanti, ADR	90,876	3,809,522
ArcelorMittal South Africa	394,905 [a]	4,119,980
Barloworld	418,090	2,542,312
FirstRand	1,562,540	3,996,287
Gold Fields, ADR	104,700	1,439,625
JD Group	1,077,984	5,828,857
MTN Group	794,010	11,276,593
Murray & Roberts Holdings	1,467,524	8,027,845
Nampak	2,314,143	5,574,524
Nedbank Group	20,647	361,520
Sappi	1,009,883 [a]	3,852,994
Sasol	232,900	8,572,656
Sasol, ADR	24,950	898,200
Standard Bank Group	675,915	9,391,536
Telkom	355,280	1,729,425
		74,082,801
South Korea—16.4%
CJ Cheiljedang	13,033	2,334,627
Hyundai Development	236,320	4,846,474
Jinro	70,200	1,942,083
Kangwon Land	446,050	6,347,340
KB Financial Group	242,080	9,989,992

Common Stocks (continued)	Shares	Value ($)
South Korea (continued)
KB Financial Group, ADR	6,398	255,792
Korea Electric Power	200,845 [a]	5,547,972
Korean Reinsurance	676,558	5,040,277
KT & G	126,191	6,348,369
KT, ADR	209,310	3,895,259
LG Electronics	49,556	4,314,087
Lotte Chilsung Beverage	1,279	842,567
Lotte Shopping	9,382	2,544,529
Nong Shim	24,290	4,635,767
OCI	25,574	4,281,421
POSCO	27,869	11,010,897
POSCO, ADR	17,800	1,715,386
S-Oil	107,572	4,655,315
Samsung Electronics	38,515	25,017,905
Samsung Fire & Marine Insurance	38,201	5,675,869
Shinhan Financial Group	111,248	4,041,488
Shinsegae	7,371	2,978,390
SK Telecom	17,197	2,353,584
SK Telecom, ADR	354,990	5,520,095
Tong Yang Life Insurance	575,900	6,025,824
Yuhan	51,886	6,362,783
		138,524,092
Taiwan—11.2%
Asia Cement	4,757,000	4,137,363
Asustek Computer	348,818 [c]	3,513,987
AU Optronics	900,000	885,541
AU Optronics, ADR	356,870	3,468,776
Catcher Technology	1,956,000	4,828,270
Chang Hwa Commercial Bank	11,316,000	4,531,569
China Steel	2,863,186	2,736,569
Chinatrust Financial Holding	10,504,518	5,471,873
First Financial Holding	15,803,683	8,232,244
HON HAI Precision Industry	1,045,550	4,072,488
Mega Financial Holding	3,079,000	1,632,771

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Taiwan (continued)
Nan Ya Printed Circuit Board	703,866	2,985,143
Pegatron	938,848 [a,c]	0
Quanta Computer	6,545,000	11,917,312
SinoPac Financial Holdings	19,614,103 [a]	5,946,178
Taiwan Semiconductor Manufacturing	6,704,638	12,627,503
Taiwan Semiconductor Manufacturing, ADR	203,770	1,986,758
Tatung	28,785,000 [a]	5,322,300
Transcend Information	849,090	2,236,815
United Microelectronics	16,012,445 [a]	7,564,501
United Microelectronics, ADR	128,430 [a]	425,103
		94,523,064
Thailand—2.3%
Bangkok Bank	1,741,860	6,527,628
Kasikornbank	2,294,500	6,343,265
Krung Thai Bank	6,444,800	2,355,802
PTT	550,700	4,161,333
		19,388,028
Turkey—1.6%
Anadolu Efes Biracilik ve Malt Sanayii	68,090	777,055
Turk Sise ve Cam Fabrikalari	1,742,608 [a]	1,890,838
Turkcell Iletisim Hizmet	640,740	3,472,292
Turkcell Iletisim Hizmet, ADR	202,600	2,731,048
Turkiye Is Bankasi, Cl. C	1,463,280	4,478,002
		13,349,235
United Kingdom—.7%
African Barrick Gold	458,970	4,128,467
JKX Oil & Gas	554,597	1,879,161
		6,007,628
Total Common Stocks
(cost $757,460,159)		783,424,092

Preferred Stocks—4.6%	Shares	Value ($)
Brazil
Braskem, Cl. A	958,700 [a]	5,701,735
Cia de Tecidos do Norte de Minas—Coteminas	836,348	2,023,738
Cia Energetica de Minas Gerais	624,657	8,948,511
Itau Unibanco Holding	38,300	732,540
Petroleo Brasileiro, ADR	693,070	21,464,378
Total Preferred Stocks
(cost $37,373,896)		38,870,902

Total Investments (cost $794,834,055)	97.1%	822,294,994
Cash and Receivables (Net)	2.9%	24,473,201
Net Assets	100.0%	846,768,195

ADR—American Depository Receipts
GDR—Global Depository Receipts
ADS—American Depository Shares
a Non-income producing security.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2010, these securities had a total market value of $8,710,759 or 1.0% of net assets.
c The valuation of these securities has been determined in good faith by management under the direction of the Board of
Directors.At May 31, 2010, the value of these securities amounted to $5,865,496 or .7% of net assets.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	22.4	Industrial	7.3
Energy	14.3	Consumer Staples	4.5
Materials	12.5	Utilities	4.4
Information Technology	11.8	Health Care	1.6
Telecommunication Services	10.9
Consumer Discretionary	7.4		97.1

† Based on net assets.
See notes to financial statements.

The Fund 15

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2010

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments			794,834,055	822,294,994
Cash				805,021
Cash denominated in foreign currencies			14,674,743	14,663,739
Receivable for investment securities sold				9,643,452
Dividends and interest receivable				4,670,777
Receivable for shares of Common Stock subscribed				2,603,616
Prepaid expenses				41,771
				854,723,370
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				1,582,535
Payable for investment securities purchased				4,356,936
Payable for shares of Common Stock redeemed				1,521,297
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4				9,414
Interest payable—Note 2				3,637
Accrued expenses				481,356
				7,955,175
Net Assets ($)				846,768,195
Composition of Net Assets ($):
Paid-in capital				911,944,373
Accumulated undistributed investment income—net				4,688,710
Accumulated net realized gain (loss) on investments				(97,299,888)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions				27,435,000[a]
Net Assets ($)				846,768,195

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	508,117,740	568,231	20,054,480	318,027,744
Shares Outstanding	46,644,045	54,133	1,873,739	28,986,235
Net Asset Value Per Share ($)	10.89	10.50	10.70	10.97

a Net of $409,416 deferred capital gains country tax.
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended May 31, 2010

Investment Income ($):
Income:
Cash dividends (net of $2,175,384 foreign taxes withheld at source):
Unaffiliated issuers	22,598,018
Affiliated issuers	23,044
Total Income	22,621,062
Expenses:
Management fee—Note 3(a)	10,846,039
Shareholder servicing costs—Note 3(c)	2,903,760
Custodian fees—Note 3(c)	681,454
Prospectus and shareholders’ reports	138,783
Professional fees	128,464
Distribution fees—Note 3(b)	102,903
Registration fees	89,674
Directors’ fees and expenses—Note 3(d)	62,858
Loan commitment fees—Note 2	13,485
Interest expense—Note 2	7,595
Miscellaneous	53,033
Total Expenses	15,028,048
Less—reduction in fees due to earnings credits—Note 1(c)	(1,184)
Net Expenses	15,026,864
Investment Income—Net	7,594,198
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	71,343,048
Net realized gain (loss) on forward foreign currency exchange contracts	(696,013)
Net Realized Gain (Loss)	70,647,035
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	59,734,718
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(15,094)
Net Unrealized Appreciation (Depreciation)	59,719,624
Net Realized and Unrealized Gain (Loss) on Investments	130,366,659
Net Increase in Net Assets Resulting from Operations	137,960,857

See notes to financial statements.

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,
	2010	2009[a]
Operations ($):
Investment income—net	7,594,198	8,764,909
Net realized gain (loss) on investments	70,647,035	(151,672,373)
Net unrealized appreciation
(depreciation) on investments	59,719,624	(204,370,016)
Net Increase (Decrease) in Net Assets
Resulting from Operations	137,960,857	(347,277,480)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(6,761,877)	(13,659,872)
Class B Shares	—	(24,020)
Class C Shares	(133,704)	(249)
Class I Shares	(3,134,864)	(1,819,565)
Net realized gain on investments:
Class A Shares	—	(140,635,518)
Class B Shares	—	(575,321)
Class C Shares	—	(859,254)
Class I Shares	—	(19,611,498)
Class T Shares	—	(2,185)
Total Dividends	(10,030,445)	(177,187,482)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	215,398,787	127,305,410
Class B Shares	558,739	192,286
Class C Shares	18,091,685	1,319,756
Class I Shares	261,322,938	65,817,725

		Year Ended May 31,
	2010	2009[a]
Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A Shares	6,416,663	145,211,013
Class B Shares	—	574,421
Class C Shares	103,766	712,961
Class I Shares	2,545,548	21,305,894
Class T Shares	—	2,185
Cost of shares redeemed:
Class A Shares	(309,831,940)	(264,578,119)
Class B Shares	(1,609,273)	(1,106,710)
Class C Shares	(2,578,492)	(2,946,452)
Class I Shares	(110,919,343)	(172,806,698)
Class T Shares	—	(22,212)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	79,499,078	(79,018,540)
Total Increase (Decrease) in Net Assets	207,429,490	(603,483,502)
Net Assets ($):
Beginning of Period	639,338,705	1,242,822,207
End of Period	846,768,195	639,338,705
Undistributed investment income—net	4,688,710	5,248,918

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended May 31,
	2010	2009[a]
Capital Share Transactions:
Class Ab,c
Shares sold	19,960,983	13,274,008
Shares issued for dividends reinvested	568,853	21,448,858
Shares redeemed	(27,678,728)	(27,588,184)
Net Increase (Decrease) in Shares Outstanding	(7,148,892)	7,134,682
Class Bb
Shares sold	53,940	22,271
Shares issued for dividends reinvested	—	87,698
Shares redeemed	(162,103)	(140,765)
Net Increase (Decrease) in Shares Outstanding	(108,163)	(30,796)
Class C
Shares sold	1,652,785	167,724
Shares issued for dividends reinvested	9,331	106,096
Shares redeemed	(236,792)	(256,548)
Net Increase (Decrease) in Shares Outstanding	1,425,324	17,272
Class I
Shares sold	22,945,358	7,895,077
Shares issued for dividends reinvested	224,277	3,128,619
Shares redeemed	(9,452,635)	(12,351,527)
Net Increase (Decrease) in Shares Outstanding	13,717,000	(1,327,831)
Class Tc
Shares issued for dividends reinvested	—	320
Shares redeemed	—	(2,515)
Net Increase (Decrease) in Shares Outstanding	—	(2,195)

a	Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b	During the period ended May 31, 2010, 62,531 Class B shares representing $622,738 were automatically converted to 60,229 Class A shares and during the period ended May 31, 2009, 20,810 Class B shares representing $146,714 were automatically converted to 20,094 Class A shares.
c	On the close of business on February 4, 2009, 953 Class T shares representing $6,005 were converted to 956
Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended May 31,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	9.16	19.45	23.41	23.06	19.50
Investment Operations:
Investment income—net[a]	.09	.13	.17	.17	.21
Net realized and unrealized
gain (loss) on investments	1.76	(6.63)	2.77	6.53	6.33
Total from Investment Operations	1.85	(6.50)	2.94	6.70	6.54
Distributions:
Dividends from
investment income—net	(.12)	(.34)	(.23)	(.11)	(.31)
Dividends from net realized
gain on investments	—	(3.45)	(6.67)	(6.24)	(2.67)
Total Distributions	(.12)	(3.79)	(6.90)	(6.35)	(2.98)
Net asset value, end of period	10.89	9.16	19.45	23.41	23.06
Total Return (%)[b]	20.14	(26.58)	12.08	32.36	34.52
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.77	2.01	1.78	1.81	1.81
Ratio of net expenses
to average net assets	1.76	2.00	1.77	1.81	1.80
Ratio of net investment income
to average net assets	.79	1.28	.79	.75	.94
Portfolio Turnover Rate	70.17	58.57	52.37	49.56	50.00
Net Assets, end of period
($ x 1,000)	508,118	492,958	907,634	1,138,916	1,352,639

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	8.83	18.76	22.81	22.67	19.21
Investment Operations:
Investment income (loss)—net[a]	.03	.05	(.02)	.02	.04
Net realized and unrealized
gain (loss) on investments	1.64	(6.39)	2.68	6.36	6.23
Total from Investment Operations	1.67	(6.34)	2.66	6.38	6.27
Distributions:
Dividends from investment income—net	—	(.14)	(.04)	—	(.14)
Dividends from net realized
gain on investments	—	(3.45)	(6.67)	(6.24)	(2.67)
Total Distributions	—	(3.59)	(6.71)	(6.24)	(2.81)
Net asset value, end of period	10.50	8.83	18.76	22.81	22.67
Total Return (%)[b]	18.91	(27.11)	11.07	31.36	33.53
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.71	2.79	2.65	2.55	2.57
Ratio of net expenses
to average net assets	2.71[c]	2.78	2.64	2.55	2.57[c]
Ratio of net investment income
(loss) to average net assets	.32	.43	(.08)	.08	.16
Portfolio Turnover Rate	70.17	58.57	52.37	49.56	50.00
Net Assets, end of period ($ x 1,000)	568	1,434	3,623	4,146	4,151

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

		Year Ended May 31,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	9.06	18.80	22.89	22.72	19.25
Investment Operations:
Investment income (loss)—net[a]	.01	.06	(.02)	.03	.05
Net realized and unrealized
gain (loss) on investments	1.74	(6.35)	2.69	6.38	6.24
Total from Investment Operations	1.75	(6.29)	2.67	6.41	6.29
Distributions:
Dividends from investment income—net	(.11)	(.00)[b]	(.09)	—	(.15)
Dividends from net realized
gain on investments	—	(3.45)	(6.67)	(6.24)	(2.67)
Total Distributions	(.11)	(3.45)	(6.76)	(6.24)	(2.82)
Net asset value, end of period	10.70	9.06	18.80	22.89	22.72
Total Return (%)[c]	19.25	(27.07)	11.05	31.43	33.58
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.56	2.73	2.66	2.52	2.53
Ratio of net expenses
to average net assets	2.56[d]	2.72	2.65	2.52	2.52
Ratio of net investment income
(loss) to average net assets	.09	.59	(.07)	.14	.20
Portfolio Turnover Rate	70.17	58.57	52.37	49.56	50.00
Net Assets, end of period ($ x 1,000)	20,054	4,063	8,106	8,852	8,092

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,
Class I Shares	2010	2009	2008[a]	2007	2006
Per Share Data ($):
Net asset value, beginning of period	9.23	19.49	23.50	23.14	19.55
Investment Operations:
Investment income—net[b]	.13	.18	.22	.39	.31
Net realized and unrealized
gain (loss) on investments	1.75	(6.67)	2.76	6.41	6.33
Total from Investment Operations	1.88	(6.49)	2.98	6.80	6.64
Distributions:
Dividends from investment income—net	(.14)	(.32)	(.32)	(.20)	(.38)
Dividends from net realized
gain on investments	—	(3.45)	(6.67)	(6.24)	(2.67)
Total Distributions	(.14)	(3.77)	(6.99)	(6.44)	(3.05)
Net asset value, end of period	10.97	9.23	19.49	23.50	23.14
Total Return (%)	20.30	(26.40)	12.19	32.78	35.00
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.61	1.80	1.64	1.48	1.47
Ratio of net expenses
to average net assets	1.61[c]	1.79	1.63	1.48	1.46
Ratio of net investment income
to average net assets	1.12	1.58	1.01	1.79	1.33
Portfolio Turnover Rate	70.17	58.57	52.37	49.56	50.00
Net Assets, end of period ($ x 1,000)	318,028	140,884	323,417	346,254	49,236

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Markets Fund (the “fund”) is a separate non-diversified series of Dreyfus International Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund.The fund’s investment objective is long-term capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs, GDRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	341,787,503	480,507,491††	—	822,294,994
Liabilities ($)
Other Financial
Instruments†††	—	(9,414)	—	(9,414)

†	See Statement of Investments for country and industry classification.
††	Securities classified as Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.
†††	Other financial instruments are comprised of forward foreign currency exchange contracts.Amount shown represents unrealized (depreciation) at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation tech-

niques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital,and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended May 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	5/31/2009 ($)	Purchases ($)	Sales ($)	5/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	28,000,000	194,450,000	222,450,000	—	—

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended May 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31,2010,the components of accumulated earnings on a tax basis were as follows:undistributed ordinary income $5,292,164,accumulated capital losses $70,760,053 and unrealized appreciation $291,711.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2010. If not applied, the carryover expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2010 and May 31, 2009 were as follows: ordinary income $10,030,445 and $50,782,286 and long term-capital gains $0 and $126,405,196, respectively.

During the period ended May 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for passive foreign investment companies, foreign currency gains and losses and foreign capital gains taxes, the fund increased accumulated undistributed investment income-net by $1,876,039, decreased accumulated net realized gain (loss) on investments by $1,871,611 and decreased paid-in capital by $4,428. Net assets and net asset value per share were not affected by this reclassification.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended May 31, 2010 was approximately $521,100 with a related weighted average annualized interest rate of 1.46%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended May 31, 2010, the Distributor retained $75,551 from commissions earned on sales of the fund’s Class A shares and $2,610 and $6,797 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended May 31, 2010, Class B and Class C shares were charged $5,696 and $97,207, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2010, Class A, Class B and Class C shares were charged $1,492,593, $1,899 and $32,402, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2010, the fund was charged $132,451 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended May 31, 2010, the fund was charged $21,651 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1,184.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2010, the fund was charged $681,454 pursuant to the custody agreement.

During the period ended May 31, 2010, the fund was charged $5,436 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $921,082, Rule 12b-1 distribution plan fees $13,235, shareholder ser-

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

vices plan fees $114,706, custodian fees $481,631, chief compliance officer fees $3,656 and transfer agency per account fees $48,225.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended May 31, 2010, redemption fees charged and retained by the fund amounted to $199,154.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended May 31, 2010, amounted to $657,183,564 and $575,072,911, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy.

When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at May 31, 2010:

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Hungarian Forint,
Expiring 6/1/2010	95,667,191	431,728	426,785	(4,943)
Sales:		Proceeds ($)
South African Rand,
Expiring 6/1/2010	2,485,505	323,086	326,997	(3,911)
South African Rand,
Expiring 6/1/2010	1,065,861	139,666	140,226	(560)
				(9,414)

At May 31,2010,the cost of investments for federal income tax purposes was $821,977,344; accordingly, accumulated net unrealized appreciation on investments was $317,650, consisting of $100,696,879 gross unrealized appreciation and $100,379,229 gross unrealized depreciation.

The Fund 35

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Emerging Markets Fund (one of the series comprising Dreyfus International Funds, Inc.) as of May 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Markets Fund at May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 26, 2010

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries.Accordingly, the fund hereby makes the following designations regarding its fiscal year ended May 31, 2010:

—the total amount of taxes paid to foreign countries was $2,233,888

—the total amount of income sourced from foreign countries was $11,854,673.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2010 calendar year with Form 1099-DIV which will be mailed by early 2011.Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $4,280,487 represents the maximum amount that may be considered qualified dividend income.

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF
THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 2, 2010, the Board unanimously approved the continuation of the fund’s Management Agreement with the Manager for a one-year term ending March 30,2011.The Board members,none of whom are“interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager. In approving the continuance of the Management Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Manager also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and the Manager’s oversight of day-to-day fund operations, including fund accounting, administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail, front-end load emerging markets funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional emerging markets funds (the “Performance Universe”) selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted the fund’s average annual total return ranked in the first quartile of its Performance Group and Performance Universe for the two-year period ended December 31, 2009. The fund’s average annual total return ranked variously in the first, second, third and fourth quartiles of the Performance Group, and in the first and second quartiles of the Performance Universe, for the one-, two-, three-, four-, five- and ten year periods ended December 31, 2009. Management explained that the fund’s one-year total return of more than 75% was exceptionally strong on an absolute basis, but was slightly below the median of the Performance Group (and above the median of the Performance Universe).The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The fund’s contractual management fee was above the Expense Group median. The fund’s actual management fee and total expense ratio were above the Expense Group and the Expense Universe medians.

The Fund 39

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds and/or separate accounts with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fees.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was generally satisfied with the fund’s overall performance.

  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 41

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 167 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 167 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

The Fund 45

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 190 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 186 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 1998.

NOTES

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $41,463 in 2009 and $41,463 in 2010.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,276 in 2009 and $5,382 in 2010. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $ -0- in 2009 and $-0- in 2010.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $6,101 in 2009 and $6,058 in 2010. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2009 and $ -0- in 2010.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $141 in 2009 and $-0- in 2010. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $ -0- in 2009 and $ -0- in 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,898,574 in 2009 and $28,017,293 in 2010.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 6. Investments.

(a) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus International Funds, Inc.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	July 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	July 23, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	July 23, 2010

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)